Rule 497(d)


                                    FT 7867

                 Core Holdings Growth Trust, 2019 Spring Series

                          Supplement to the Prospectus

         Notwithstanding anything to the contrary in the Prospectus, the license fee paid to Wells Fargo Clearing Services, LLC is $0.005 per Unit sold during the initial offering period.

September 6, 2019